31 December 2010

The Directors
Royal Wolf Australia Group
Suite 203, Level 2
22-28 Edgeworth David Ave
Hornsby NSW 2077

Dear Sirs,

Further to our recent annual review of your arrangements we are pleased to enclose our Annual Review and Variation Letter (in duplicate) which details your next review date and the changes to your arrangements as we discussed.

Please note that the Annual Review and Variation Letter constitutes a variation to the terms and conditions that have been established in our Letter of Offer documentation and any subsequent Variation and Annual and/or Periodic Review letters that we have issued to you.

We also enclose a covering Customer Information Sheet which details the steps you need to take to accept the Annual Review and Variation Letter.

To accept the changes to your facilities, please sign and return the duplicate copy of the Annual Review and Variation Letter to us. Please retain the Annual Review and Variation Letter for your files.

Under the General Conditions you are entitled to 15 days written notice of changes to your arrangements and those changes take effect from the date upon which you accept the Annual Review and Variation Letter. Notwithstanding this, we ask you to sign and return the duplicate of the attached Annual Review and Variation Letter as soon as possible.

If you do not accept the changes before the end of the notice period then, with effect from the end of the notice period, all the facilities become repayable on demand by us.

For the avoidance of doubt, the notice period will be deemed to have expired:

•	if the Annual Review and Variation Letter has been posted to you, 2 business days plus 15 days from the date of the Annual Review and Variation Letter; or

•	if the Annual Review and Variation Letter has been personally delivered, 15 days from the date the Annual Review and Variation Letter was delivered to you.

If you have any questions, please don’t hesitate to contact me on 02 9227 1468.

Yours faithfully,

Chris Chase
Relationship Manager

CUSTOMER INFORMATION SHEET

This information sheet is attached to assist you in completing the steps necessary to accept the changes and satisfy those things required by us before we will make the facilities available.

If you have any concerns about what is required please discuss these with your ANZ Manager.

NOTE:	If there is any inconsistency between this Customer Information Sheet and any other documents which you have received from us, those other documents prevail.

To accept the changes:

☐	SIGN the acceptance in the attached duplicate letter where indicated on page 22.

☐	Ensure the Corporate Surety Acknowledgment on page 23 of the letter is signed.

☐	RETURN the signed letter and all other required documents, as listed below, to us at our address shown in the letter by the end of the notice period referred to in our letter.

Other documents attached which are required to be executed and returned with the accepted Annual Review and Variation Letter or prior to facilities being drawn:

☐	Certificate of Value and Location of Assets

☐	Authorised Representative Certificate

☐	Direct Debit Request Form

The following document, duly completed and signed, is to accompany financial Statements provided to us (as covenanted in the Financial Requirements and Other Conditions Schedule):

☐	Principal’s Certificate Full Form.

☑	Tick when completed.

ANNUAL REVIEW AND VARIATION LETTER

TO

Royal Wolf Australia Group

(AS DEFINED IN THE CUSTOMER GROUP SCHEDULE)

DATED 31 December 2010

Australia and New Zealand Banking Group Limited
ABN 11 005 357 522

CUSTOMER GROUP SCHEDULE

For the purpose of this Annual Review and Variation Letter the following entities are collectively known as Royal Wolf Australia Group:

•	GFN Australasia Holdings Pty Ltd ACN 121 226 793

•	GFN Australasia Finance Pty Ltd ACN 121 227 790

•	RWA Holdings Pty Ltd ACN 106 913 964

•	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

•	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

31 December 2010

The Directors
Royal Wolf Australia Group
Suite 203, Level 2
22-28 Edgeworth David Ave
Hornsby NSW 2077

Dear Sirs,

ANNUAL REVIEW AND VARIATION LETTER

Royal Wolf Australia Group

Following the annual review of your facilities, in accordance with clause 13 of the General Conditions, we give notice of proposed variations to the conditions on which the facilities are provided, as follows:

Summary of facilities available:

Facility	Facility Limit AUD

Overdraft Facility	1,000,000
Electronic Payaway Facility (1)	2,000,000
Electronic Payaway Facility (2)	1,000,000
Multi Option Facility (1)	1,920,000
- Lease Finance (Progressive Draw) Facility
- Hire Purchase (Progressive Draw) Facility
Indemnity/Guarantee Facility (1) – Financial Guarantees	724,000
Indemnity/Guarantee Facility (2) – Financial Guarantees	726,000
Interchangeable Facility (1) (Tranche A)	56,052,000
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility
Interchangeable Facility (2) (Tranche B) (Varied)	10,413,000
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility
Documentary Credit/Documents Surrendered Facility (Local or Overseas)	870,000
Overdraft Facility (2)	8,000,000
Overdraft Facility (3)	2,000,000
Standby Letter of Credit Facility (Tranche C) (Varied)	NZD14,664,540
Variable Rate Commercial Bill Acceptance and Discount Facility	5,500,000
Total Facility Limits:	AUD90,205,000 NZD14,664,540

Details of varied and/or additional facilities

Details of the varied facilities are set out in the Facilities Schedule to this Annual Review and Variation Letter.

Security:

The existing security held by us is to remain in full force and will extend to cover the existing facilities and the additional or varied facilities in this Annual Review and Variation Letter being provided to you by us.

Securities for the facilities are set out in the Security Schedule to this Annual Review and Variation Letter.

Financial Requirements, Other Conditions and Conditions Precedent:

Details of any changes to your financial reporting requirements, financial covenants, other conditions and conditions precedent applicable to the facilities are set out in the Financial Requirements and Other Conditions Schedule to this Annual Review and Variation Letter.

Unless otherwise stated, the existing financial requirements and other conditions continue to remain in full force.

General Conditions and Specific Conditions and Amendments:

Details pertaining to General Conditions and Specific Conditions and any amendments are attached in the General Conditions and Specific Conditions Schedule to this Annual Review and Variation Letter.  Unless otherwise defined in this Annual Review and Variation Letter, definitions in, and incorporated by reference into, the General Conditions and Specific Conditions apply in this Annual Review and Variation Letter.

Annual review

The facilities are subject to annual review. The next review date will be 19 October 2011.

If the annual review is not carried out on or before the next review date, we may carry out the annual review at any time after the next review date.

Conditions continue:

Until you accept this Annual Review and Variation Letter and have complied with all conditions precedent, or the facilities become repayable on demand by us, the arrangements for the facilities that we are currently making available to you, including the conditions on which those facilities are being made available, continue.

No other variations:

Except as indicated above, it is not proposed to vary any of the other conditions of your facilities.

Stamp Duty - Certificate of Value and Location of Assets:

To assess mortgage stamp duty payable in respect of the transaction would you please provide us with a certificate signed by each entity providing security which sets out the location of secured assets on a State or Territory basis (the form of the certificate required is attached).

Stamp duty and other State and Federal Government charges may be levied/payable on the facilities provided by us. State charges may apply in a single jurisdiction or multiple jurisdictions. You are liable for all such duties or charges and we may debit your account for those charges. If you do not have an account with us we will ask you to pay by cheque. We may, at our discretion, seek advice from external legal sources to advise on duties and charges payable. Any costs associated with obtaining this advice will be for your account.

When changes take effect:

Under the General Conditions you are entitled to 15 days written notice of changes to your arrangements and those changes take effect from the date upon which you accept this Annual Review and Variation Letter. Notwithstanding this, we ask you to sign and return the duplicate copy of this Annual Review and Variation Letter as soon as possible.

If you do not accept the changes before the end of the notice period then, with effect from the end of the notice period, all the facilities become repayable on demand by us.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

Acceptance:

To accept this Annual Review and Variation Letter, please sign the duplicate copy where indicated and return it to me at this office.

Yours faithfully,

Chris Chase
Relationship Manager

FACILITIES SCHEDULE

FACILITIES SCHEDULE to Annual Review and Variation Letter dated 31 December 2010.

The facilities detailed in this Schedule correspond with those denoted as varied or additional in the Facility Summary shown on page 1 of this Annual Review and Variation Letter. The details of all other facilities remain unchanged.

The facilities specified below are only available to the customer named before the facility details.

CUSTOMER:	Royal Wolf Australia Group

Interchangeable Facility (2) (Tranche B)

Total Facility Limit:	$10,413,000

Termination Date:	14 September 2012 (previously 1 July 2010)

Purpose:
Refinance of existing commercial bill facilities originally provided for various acquisitions. Interchange of the credit limits across the following approved facilities permitted:

-    Fixed Rate Commercial Bill Facility
-    Variable Rate Commercial Bill Acceptance and Discount Facility

Repayment:	Repayment of a minimum of $1,500,000 per quarter until the end of December 2010, then repayments to be $1,625,000 per quarter at the end of every March, June, September and December.

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility (2) so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the Total facility limit for the Interchangeable Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Detailed Facility Information:	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Rate and tenor quotations:
If the Termination Date is “Not before the next review date” and you request us to quote for a term or tenor which has a maturity date after the Termination Date of the facility, we may (in our absolute discretion) and despite the Specific Conditions which specifically excludes this, allow a quote for a term or tenor which extends past the Termination Date.

If we allow a quote for a term or tenor which ends after the Termination Date, you acknowledge and agree that this is subject to the rights that we have at “Review” in terms of the General Conditions.

Fees:	Line Fee: 4.15% pa on the facility limit, payable quarterly in advance, commencing on the date on which the facility is first drawn. This fee is not rebatable.

Handling Fee: A fee of $125.00 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions have been previously provided.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:
For each drawing of bills, a rate quoted by us expressed as a yield percent per annum to maturity and, if necessary, will be rounded to the nearest two decimal places for the face value of the bills for the relevant tenor.

(a)
For tenors of 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Reference Rate – Average Bid which is the average bid rate for the relevant term displayed at or about 10.30am (Melbourne time) (“Specified Time”) on the Reuters Screen BBSY page (“Screen Rate”) on the day the quote is to be given by us (“Quotation Day”) and advertised in the Australian Financial Review the following business day, plus a margin of 0.00% per annum (“Margin”).

If for any reason the Screen Rate is not available at the Specified Time on the Quotation Day, then the Bank Bill Swap Reference Rate – Average Bid will be the rate determined by us to be the average of the buying rates quoted to us (each a Quotation) by:

	-	Australia and New Zealand Banking Group Limited

	-	Commonwealth Bank of Australia

	-	National Australia Bank Limited, and

	-	Westpac Banking Corporation,

(or their respective successors and assigns) (each a “Reference Bank”) at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank for bills having the same tenor as those bills to be discounted or rolled.

Market Disruption:
If the Bank Bill Swap Reference Rate – Average Bid is to be determined by reference to the Reference Banks and a Reference Bank does not supply a Quotation by the Specified Time on the Quotation Day, the applicable Bank Bill Swap Reference Rate – Average Bid will be determined on the basis of the Quotations of the remaining Reference Banks.

Should a Market Disruption Event occur then the yield rate will be the rate notified to you by us that we determine to be our cost of funding the relevant drawing (from whatever source or sources we reasonably select) for a period equal to the tenor of the bills being discounted plus the Margin.

We may provide you with a certificate confirming this rate signed by any manager of ours, which certificate shall be sufficient evidence of the rate certified unless the contrary is proved.

For the purposes of this facility, Market Disruption Event means:

(i)
At or about noon (Melbourne time) on the Quotation Day, the Screen Rate is not available and none or only one of the Reference Banks supplies a quotation to us to determine the Bank Bill Swap Reference Rate – Average Bid; or

(ii)	Before close of business in Melbourne on the Quotation Day we determine that the cost to us of funding the drawing exceeds the Bank Bill Swap Reference Rate – Average Bid; or

(iii)
The rate calculated by reference to the Screen Rate or by reference to the Reference Banks in our opinion ceases to reflect our cost of funding the drawing to the same extent as at the date of this Letter of Offer,

Alternative basis of funding

If a Market Disruption Event occurs and we or you so require, we must together enter into negotiations (for a period of not more than thirty days) with a view to agreeing in writing a substitute basis for determining an alternative yield rate for the drawing.

Any alternative basis agreed pursuant to this clause shall bind the parties but, unless and until such agreement is reached, the applicable yield rate for the drawing will be the rate notified to you by us to be our cost of funding the drawing, plus the Margin. For the avoidance of doubt, should a refund of any amount be due from one party to the other as a result of such negotiations, such amount must be paid as soon as practicable and no party shall be entitled to claim or to receive any interest or other compensation on any amount so refunded.

(b)
For any tenor other than 90, 120, 150 or 180 days, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) which will be no less than our cost of funding the relevant drawing of bills for that period plus a margin.

In any case, an additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled. The margin to be applied will depend on the size of the bill parcel and tenor.

Full details of how the rate has been calculated will be set out in the quotation given by us.

Fees:	Line Fee: 4.15% pa on the facility limit, payable quarterly in advance, commencing on the date on which the facility is first drawn. This fee is not rebatable.

Handling Fee: A fee of $125.00 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions have been previously provided.

Standby Letter Of Credit Facility (Tranche C)

Facility limit:	NZD14,664,540

Termination date:	14 September 2012 (previously not before the next review date.)

Purpose:
Bank guarantee to be provided in favour of ANZ National Bank Ltd in support of the Working Capital Facilities, Property loan and Transactional facilities provided to the RWNZ Group by ANZ National Bank Ltd.

Specific facility terms and conditions relating to facilities provided to the RWNZ Group are documented via a separate Letter of Offer issued by ANZ National Bank Ltd as amended from time to time.

Condition precedent:	You will only be entitled to use the facility if we agree with the terms of your application and if you execute all documents required by us.

Fees:	Subject to the current ANZ International Trade Services Fees or as advised by ANZ International Trade Services.

Fees payment:	Six monthly in advance.

Specific Conditions:	Subject to the current International Trade Services Terms and Conditions.

SECURITY SCHEDULE

SECURITY SCHEDULE to Annual Review and Variation Letter dated 31 December 2010.

Existing Securities

•	Corporate Guarantee and Indemnity dated 14 September 2007 between:

	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

	-	RWA Holdings Pty Ltd ACN 106 913 964

	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793

	-	GFN Australasia Finance Pty Ltd ACN 121 227 790

	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

•	Corporate Guarantee and Indemnity dated 1 May 2008 by Royalwolf NZ Acquisition Co. Limited Company Number 2115393 in favour of:

	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

	-	RWA Holdings Pty Ltd ACN 106 913 964

	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793

	-	GFN Australasia Finance Pty Ltd ACN 121 227 790

	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

	-	Royalwolf Trading New Zealand Limited Company Number 1062072

•	Corporate Guarantee and Indemnity dated 1 May 2008 by RWNZ Acquisition Co. Limited Company Number 1937693 and Royalwolf Trading New Zealand Limited Company Number 1062072

	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

	-	RWA Holdings Pty Ltd ACN 106 913 964

	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793

	-	GFN Australasia Finance Pty Ltd ACN 121 227 790

	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

	-	Royalwolf NZ Acquisition Co. Limited Company Number 2115393

•	First Registered Company Charges (Mortgage Debentures) over all the assets and undertaking of:

-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 Charge Number 1117185, dated 31 December 2004

-	RWA Holdings Pty Ltd ACN 106 913 964 Charge Number 1117184 dated 31 December 2004

-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 Charge Number 1438843 dated 29 March 2007

-	GFN Australasia Holdings Pty Ltd ACN 121 226 793 Charge Number 1514557 dated 14 September 2007

-	GFN Australasia Finance Pty Ltd ACN 121 227 790 Charge Number 1514546 dated 14 September 2007

-	Royalwolf Trading New Zealand Ltd Company Number 1062072, dated 1 May 2008

-	Royalwolf NZ Acquisition Co Ltd, Company Number 2115393, dated 1 May 2008

These are fixed and floating charge over all present and future assets, undertaking (including goodwill) and unpaid/uncalled capital of the companies.

•	Registered Fixed Company Charge from RWA Holdings Pty Ltd ACN 106 913 964 Charge Number 1117849 dated 31 December 2004 over its shares in Royal Wolf Trading Australia Pty Limited ACN 069 244 417

•	First Registered Mortgage dated 1 May 2008 given by Royalwolf Trading New Zealand Ltd Company Number 1062072 over the property situated at 4 Ormiston Rd, East Tamaki, New Zealand.

•
Amendment and Restatement Deed dated 1 May 2008 amending and restating the original Intercreditor Deed dated 14 September 2007 between, among others, General Finance Corporation (U.S), GFN U.S. Australasia Holdings, Inc., Bison Capital Australia, LLC., Royal Wolf Australia Group and Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (the Bank).

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE to Annual Review and Variation Letter dated 31 December 2010.

Financial reports:

You agree to provide us with:

Annually

•	Consolidated audited annual financial statements as soon as they are available, but not later than 120 days after the end of each financial year.

•

•
Consolidated annual projected Statement of Financial Position, Statement of Financial Performance, cashflow forecast and Capex budget, detailing on-discretionary capex (being capital expenditure required to acquire containers) and Discretionary Capex, at the start of each financial year, for the ensuing 12 months, as soon as they are available, but not later than 15 days prior to the commencement of each financial year.

•

Quarterly

•
Consolidated Management accounts (Statement of Financial Position and Statement of Financial Performance accounts) within 45 days after the end of each financial quarter. These accounts may be provided electronically in terms of our requirements for provision of electronic financials.

•	Consolidated working capital information including listing of aged debtors, creditors and stock within 45 days of the end of each financial quarter (i.e. March, June, September, December).

•
•     Detailed schedule of Container Fleet with the following information as soon as they are available but no later than 45 days after the end of each quarter:

-           Containers held for hire/lease outlining type, number, acquisition cost and book value.

-           Containers held for sale outlining type, number, acquisition cost and book value.

Monthly

•
Consolidated forward projected statements (balance sheet, profit & loss and cash flow forecast) providing a monthly breakdown of each item for the current financial year.  For months in the financial year which have passed, these must include actual figures from your management accounts.  For months in the financial year which are yet to pass, these must show your projected figures for each month.  This statement is required as soon as possible, but not later than 15 days after the end of each month.

Other than management accounts which may be provided via electronic mail as detailed below, all financial reports provided by you must be attached to a duly completed Principal’s Certificate in the form annexed to this Annual Review and Variation Letter (“Principal’s Certificate”) and signed by a director, partner or business owner, as appropriate.

Provision of Electronic Financials

Copies of management accounts provided via electronic mail (email) must also be accompanied by a Principal’s Certificate and sent by either:

•	One of your directors or

•	A person nominated by you and acceptable to us (“Nominated Representative”).

You will ensure that every director of each company (to which the management accounts relate) reviews the management accounts and the Principal’s Certificate on or before the date they are sent to us to confirm they are true and correct and are not misleading in any way.

A director sending management accounts and the Principal’s Certificate to us in this manner will be taken to have certified the accounts and the Principal’s Certificate as being true and correct and not misleading in any way on the date that they are received by us.

The directors will be taken to have jointly and severally certified the management accounts and the Principal’s Certificate in this manner, unless they notify us of any discrepancy within five business days from the date that your Nominated Representative sends the management accounts and the Principal’s Certificate to us.

A failure to meet any of the above requirements where they apply will constitute an event of default under this Annual Review and Variation Letter.

Where the number of directors is greater than two, the management accounts and the Principal’s Certificate sent (electronically) to us need only be copied to a minimum of two such directors.

Financial covenants:

While we are making facilities available to you and while there remains any obligations by you to us, you undertake that:

•	Consolidated Interest Cover Ratio: The interest cover ratio for each financial quarter for the Consolidated entities will not, as at the compliance date, be less than the Minimum ICR.

Calculation: Interest Cover Ratio:

Trailing Adjusted EBITDA
Total Interest Expense - GFN Loan Interest Subordinated

For the purpose of the Consolidated Interest Cover Ratio, “Minimum ICR” means:
     -    1.95:1, for the financial quarter ending 31 December 2010; and
-      2.20:1, for the financial quarter ending 31 March 2011 and the financial quarters thereafter.

•	Consolidated Senior Debt Interest Cover Ratio: The interest cover ratio for each financial quarter for the Consolidated entities will not, as at the compliance date, be less than the Minimum SDICR.

Calculation: Interest Cover Ratio:

Trailing Adjusted EBITDA
Senior Debt Interest Expense
For the purpose of the Consolidated Senior Debt Interest Cover Ratio, “Minimum SDICR” means:
   - 2.95:1, for the financial quarter ending 31 December 2010;
   - 3.25:1, for the financial quarter ending 31 March 2011; and
   - 3.40:1, for the financial quarter ending 30 June 2011 and the financial quarters thereafter.

•	Consolidated Total Debt Gearing Ratio: Total Debt Gearing Ratio for each financial quarter for the Consolidated entities will not, as at the compliance date, exceed the Maximum DGR

Calculation: Total Debt Gearing Ratio :

Debt - GFC Subordinated Debt
Trailing Adjusted EBITDA
For the purpose of this Consolidated Total Debt Gearing Ratio, “Maximum DGR” means:
-    5.50:1, for the financial quarter ending 31 December 2010;
-    4.50:1, for the financial quarter ending 31 March 2011; and
-    4.25:1, for the financial quarter ending 30 June 2011 and the financial quarters thereafter.

•	Consolidated Senior Debt Gearing Ratio: Consolidated Senior Debt Gearing Ratio for each financial quarter for the Consolidated Entities will not, as at the compliance date, exceed the Maximum SDGR.

Calculation: Senior Debt Gearing Ratio :

Senior Debt
Trailing Adjusted EBITDA
For the purpose of this Consolidated Senior Debt Gearing Ratio, “Maximum SDGR” means:
-    4.25:1, for the financial quarter ending 31 December 2010;
-    3.50:1, for the financial quarter ending 31 March 2011; and
-    3.25:1, for the financial quarter ending 30 June 2011 and the financial quarters thereafter.

•	Consolidated Loan to valuation limitation: Outstanding balance of facilities is not to exceed 80% of the Container Liquidation Value, to be tested quarterly.

Calculation: Loan to valuation limitation:
Facility Balance	x100
Comtainer Liquidation Value

• Working Capital Ratio: The working capital ratio, when expressed as a percentage, for each financial quarter for the Consolidated entities will not, as at the compliance date, exceed 60%.
Calculation: Working Capital Ratio:

Working Capital Facility Total Debtors – Excluded Debtors

unless we have given you our prior written consent to a variation.

Compliance with financial covenants:

If any of the above financial covenants are breached, unless we have given you our prior written consent to a variation, you will be in breach of your obligations under this Annual Review and Variation Letter and this breach will constitute an event of default.

We will test the financial covenants for each entity that the financial covenants apply to at the end of each compliance period as set out above, based on the definitions set out at the end of this schedule.

You agree that the interpretation and testing of the above financial covenants will be carried out in accordance with the provisions of the Corporations Act and the accounting concepts, standards and disclosure requirements of the Australian accounting bodies consistently applied, unless otherwise agreed in writing.

Other conditions to be met:

•
(PPSA undertaking) If either you or a surety holds any security interests for the purposes of the PPSA (each, a “PPSA Obligor”) and if a failure by a PPSA Obligor would have a material adverse effect (as described in clause 14(1)(k) of the General Conditions), the relevant PPSA Obligor agrees to implement, maintain and comply in all material respects with, procedures for the perfection of those security interests.  These procedures must include procedures designed to ensure that the PPSA Obligor takes all steps under the PPSA to perfect continuously any such security interest including all steps necessary:

o
for the PPSA Obligor to obtain the highest ranking priority possible in respect of the security interest (such as perfecting a purchase money security interest or perfecting a security interest by control); and

o
to reduce as far as possible the risk of a third party acquiring an interest free of the security interest (such as including the serial number in a financing statement for personal property that may or must be described by a serial number).

If we ask, the PPSA Obligor agrees to arrange at your expense an audit of the above PPSA procedures.  We may ask a PPSA Obligor to do this if we reasonably suspect that the PPSA Obligor is not complying with this clause.

Everything that a PPSA Obligor is required to do under this clause is at your expense. You agree to pay or reimburse us for our costs in connection with anything the PPSA Obligor is required to do under this clause.

•
You agree that GFNAH will pay the USD5,500,000 principal repayment of the Bison Debt no later than 1 July 2011.  You agree that it will be an event of default GFN U.S. fails to provide GFNAH with USD 5,500,000 of capital, equity or subordinated debt prior to 1 July 2011 to enable GFNAH to make this principal repayment.

•
You agree that until Royal Wolf Trading repays the Short Term Cash Advance Facility in full, it will be an event of default if Royal Wolf Trading accrues in excess of USD 1,000,000 in any financial year in management fees to be paid to GFN U.S., and for any of this amount to be paid in cash..  You agree that for this purpose the accrued management fees will appear as a liability in your Consolidated financial statements which will not be repaid in the short term, and that no repayment of this amount will be made to GFN U.S. without our prior written consent.

•
Once Royal Wolf Trading repays the Short Term Cash Advance Facility in full, you agree to notify us in writing within 5 days after such repayment to advise us that this facility has been paid.  At this time you agree that Royal Wolf Trading's cash payments to GFN U.S. for management fees will not exceed USD100,000 per month until 30 June 2011, and any additional amount GFN U.S. is owed for management fees will be reflected in the Consolidated financial statements as accrued management fees which will not be repaid in the short term.

•
From 1 July 2011 you agree that Royal Wolf Trading's cash payments to GFN Australasia Holdings Inc for management fees will not exceed USD125,000 per month, and any additional amount GFN Australasia Holdings Inc is owed for management fees will be reflected in the Consolidated financial statements as accrued management fees which will not be paid in the short term.  You agree that, at all times, Royal Wolf Trading will not repay any accrued management fees without our prior written consent.

•
You agree we can conduct a cash flow sweep calculation within 60 days of the end of each financial year.  Should the cash flow sweep reveal a positive Cash Sweep Amount, you agree we can elect in our discretion for you to apply some or all of the Cash Sweep Amount in permanent reduction of the Interchangeable Facility (2) (Tranche B) or, if the Interchangeable Facility (2) (Tranche B) has been fully repaid, in permanent reduction of the Interchangeable Facility (1) (Tranche A)..

The Cash Sweep Amount is determined in accordance with the following calculations:
1.	Cash Sweep Amount = FCFA – Voluntary Principal Repayments.
2.	FCFA = Reduced CFADS – Required Principal Repayments – Annual Interest Expense
3.	Reduced CFADS = CFADS x 80%
4.	CFADS = Annual EBITDA - Annual CAPEX - Net Capital Increase - Tax

•
You agree that there will be no material changes to the Standard Rental Agreement without our prior written consent.  You agree that any material changes to the Rental Agreement must be satisfactory to us in our absolute discretion.

•
You agree that the Container Fleet must be re-valued for us at least once every financial quarter at your cost while facilities continue to be provided by us.  Each valuation must be undertaken by a reputable licensed valuer appointed by and acceptable to us, and the valuation must be to our satisfaction in all respects.

•
You agree that all hired containers must stay within the boundaries of Australian or New Zealand waters at all times, unless you have obtained our prior written consent for any container to move outside the boundaries of Australian or New Zealand waters.

•	You agree that you will not change your current depreciation or amortisation policy without our prior written consent, which we agree to not unreasonably withhold.

•	You agree that Discretionary Capex by the Consolidated entities will not exceed AUD2,000,000 in any financial year,without our prior written consent.

•	You agree that you will not incur Total Liabilities in excess of AUD500,000 per month without our prior written consent (such consent not to be unreasonably withheld).

•
You agree that our prior written consent is required before containers from the Container Fleet are sold in any one transaction for a price of AUD3,000,000 or greater.  We agree we will not unreasonably withhold our consent.

•
You agree that you will not provide any loan or financial accommodation, or make any regular payments, to any shareholder, parent company or Associated Entity without our prior written consent.  You agree that you will not pay or declare any dividend, other than the GFN Dividend, without our prior written consent.

•	You agree that you will maintain at all times an agreement to hedge your interest rate risk in relation to at least 50% of your Debt Funding.

A breach of any of these conditions will constitute an Event of Default.

Due Diligence Review

You agree that within 45 days of the end of each financial quarter we may engage a qualified accountant or auditor ("ANZ Field Appointee") to review the existence, title and value of your debtors and stock, debtor and stock controls and other matters such as creditor values and ageing, statutory obligations to the Australian Taxation Office, State and Local Governments, employee obligations and any legal action ("Due Diligence Review") and that you will co-operate with any ANZ Field Appointee and the costs will be paid by you. Also, you agree that neither we nor any of our employees will be liable to you or any other person for any loss, liability, cost or expense that is caused (directly or indirectly) by anything that an ANZ Field Appointee does or does not do arising out of the provision of a service to us. Should any aspect of the Due Diligence Review in our opinion be unsatisfactory, this will constitute a Review Event.

Direct debit arrangements for costs and interest:

You agree that we may debit to your account held with a financial institution nominated by you all costs and interest charges as agreed between you and us from time to time. You agree to execute any documents required by us to authorise us to debit these amounts to your nominated account. We will notify you of any amounts to be debited to your nominated account before those amounts are debited.

We are not obliged to debit any amount to the account nominated by you. If we do not debit your nominated account with an amount that you owe us, despite being authorised to do so, this does not constitute a waiver by us of your obligation to pay that amount to us.

You may owe us other amounts from time to time other than those that we are authorised under your direct debit arrangements with us to debit to your nominated account. It is your responsibility to ensure that these amounts are paid by suitable payment method by their due date for payment.

If you do not execute any documents required by us to authorise us to debit these amounts to your nominated account or you terminate your direct debit arrangement with us without our prior written consent, this will constitute a Review Event for the purposes of this agreement.

Conditions Precedent:

Our obligation to make any facilities available is subject to our being satisfied that you have complied with clause 8 of the General Conditions and the following relative to Authorised Representatives.

•	Authorised Representative Certificate

We must have received from you a properly completed and executed Authorised Representative Certificate and the identity of each Authorised Representative must be verified to our satisfaction in order to comply with the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth). Each person so named as an Authorised Representative will be an authorised representative for the purposes of the transaction documents.

Definitions:

"Annual CAPEX" means Discretionary CAPEX plus Non Discretionary CAPEX for the most recent financial year.

"Annual EBITDA" means EBITDA for the most recent financial year, as identified in the Consolidated financial statements.

"Annual Interest Expense" means the Interest Expense for the most recent financial year.

"Non Discretionary CAPEX" means all capital expenditure to acquire containers for the Container Fleet, as identified in the Consolidated financial statements.

“ANZNZ Facilities” means the financial accommodation provided by ANZ National Bank Limited to the RWNZ Group and documented in its letter of offer, as varied or replaced from time to time.

“Associated Entity” has the same definition as contained in the Corporations Act 2001 (Commonwealth).

“Bison” means Bison Capital Australia, L.P.

“Bison Debt” means all money which GFN Australasia Finance Pty Ltd ACN 121 227 790 is or at any time becomes actually or contingently liable to pay to Bison.

“Bison Interest” means the aggregate amount of interest paid or payable in respect of the Bison Debt.

“Capex” means capital expenditure on containers to form part of the Container Fleet.

"Cash Sweep Amount" means the estimated surplus cashflow determined in accordance with the cash flow sweep 'other condition' which is the amount we may we may elect to require you to apply in permanent reduction of some of your facilities with us.
"CFADS" is calculated as Annual EBITDA - Total CAPEX + Net Capital Increases - Tax.

“Consolidated” means, for the purposes of your financial statements, the following entities:

•       RWA Holdings Pty Ltd ACN 106 913 964;

•       Royal Wolf Trading Australia Pty Ltd ACN 069 244 417;

•       GFN Australasia Holdings Pty Ltd ACN 121 226 793;

•       GFN Australasia Finance Pty Ltd ACN 121 227 790;

•       Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050;

•       Royalwolf Trading New Zealand Limited Company Number 1062072; and

•       Royalwolf NZ Acquisition Co. Limited Company Number 2115393

“Container Fleet” means the fleet of containers owned by the Royal Wolf Australia Group and the RWNZ Group.

“Container Liquidation Value” means the orderly liquidation value of the Container Fleet as identified in the most recent valuation we hold.

“Debt” means the aggregate of short term and long term debt for the Consolidated Entities as identified in the Consolidated financial statements.

“Debt Funding” means both the Senior Debt and the

"Discretionary CAPEX" means all capital expenditure to acquire property, plant and equipment, as identified in the Consolidated financial statements.

“EBITDA” means the consolidated net profit/(loss) before deduction of interest, tax, depreciation and amortisation (before significant items).

“Excluded Debtors” means the value of all trade receivables owing to the Royal Wolf Australia Group for more than 90 days and the value of bad and doubtful debts, receivables owing from related parties for that period, credit notes, disputed debts and debtors exercising a set-off.

“Facility Balance” means the total of the balances of the following facilities:
- Overdraft Facility;
- Overdraft Facility (2);
- Overdraft Facility (3);
- Interchangeable Facility (1) (Tranche A);
- Interchangeable Facility (2) (Tranche B);
- NZ Term Debt Facilities; and
- Variable Rate Commercial Bill Acceptance and Discount Facility.

"FCFA" is calculated as Reduced CFADS - Required Principal Repayments - Annual Interest Expense.

“GFN Dividend” means a dividend paid by RWA holdings Pty Ltd ACN 106 913 964 to GFN Australasia Finance Pty Ltd ACN 121 226 793 which is no more than what is required to enable GFN Australasia Finance Pty Ltd ACN 121 226 793 to pay the Bison Interest.

“GFN Subordinated Debt” means loans from General Finance Corporation to some or all members of the Royal Wolf Australia Group which have both principal and interest subordinated to the facilities being provided by us pursuant to the Intercreditor Deed (as listed in the Securities Schedule to this letter of offer).

“GFN Loan Interest Subordinated” means the aggregate of interest expense on the GFN Subordinated Debt.

“GFNAH” means GFN Australasia Holdings Pty Ltd ACN 121 226 793.

“GFN U.S.” means GFN U.S. Australasia Holdings, Inc., a company incorporated in the United States of America.

“Interest Expense” means the aggregate of interest expense, including Bison Interest, interest expense for Intra Group loans and interest expense of Directors, Owners and Shareholder loans.
"Net Capital Increase" means Net Capital 2 minus Net Capital 1.

"Net Capital 1" means Total Stock plus Net Debtors minus Trade Creditors for the year preceding the most recent financial year.

"Net Capital 2" means Total Stock plus Net Debtors minus Trade Creditors for the most recent financial year.

"Net Debtors" means Total Debtors minus Excluded Debtors.

“NZ Debt” means all amounts actually or contingently owing by you under the ANZNZ Facilities.”

“NZ Term Debt Facilities” means the limits of those ANZNZ Facilities which are the bill prices term loan facilities.

"Reduced CFADS" is calculated as CFADS x 80%.

“Rental Agreement” means the agreement for the lease of the Container Fleet.

"Required Principal Repayments" means all required principal repayments of financial accommodation paid by the Consolidated entities in the most recent financial year.

“Royal Wolf Trading” means Royal Wolf Trading Australia Pty Ltd ACN 069 244 417.

“RWA Dividends” means dividends paid by RWA Holdings Pty Ltd ACN 106 913 964 to GFNAH to enable GFNAH to pay the Bison Interest.  “RWNZ Group” is a reference to the following New Zealand entities individually and collectively:
•     Royalwolf Trading New Zealand Ltd, company number 1062072; •Royalwolf NZ Acquisition Co Ltd, company number 2115393.

“Senior Debt” means all amounts actually or contingently owing by you under the facilities provided by this letter of offer, as varied or replaced from time to time.

“Senior Debt Interest Expense” means the aggregate gross amount of interest and payments in the nature of interest paid or payable to us in respect of the Senior Debt and the ANZNZ Facilities.

“Short Term Cash Advance Facility” means the short term cash advance facility owed by Royal Wolf Trading to GFN U.S. for approximately USD300,000.

“Standard Rental Agreement” means the standard agreement for hiring out containers within the Container Fleet.

"Tax" means tax paid or payable, as identified in the Consolidated financial statements for the most recent financial year.

"Total Stock" means the value of all finished goods, raw materials held by the Consolidated entities to manufacture stock and work in progress, as identified in the Consolidated financial statements.

“Total Debtors” means value of all trade receivables owing to the Consolidated entities, as identified in the Consolidated financial statements.

“Total Liabilities” means the total of current liabilities and non-current liabilities of you and your controlled entities as disclosed in the consolidated financial statements. This, by definition, includes off balance sheet liabilities as well as redeemable preference shares, subordinated loans, provisions and dividends declared or accrued but not paid.

“Trailing Adjusted EBITDA” means the EBITDA for the 12 month period ending the relevant financial quarter, as disclosed from the Consolidated financial statements.

"Voluntary Principal Repayments" means all voluntary principal repayments of financial accommodation paid by the Consolidated entities in the most recent financial year.

“Working Capital Facility” means the total balance of the Overdraft Facility (2).

The above terms are to be interpreted according to the Corporations Act, Statement of Accounting Concepts, Australian Accounting Standards and other mandatory reporting requirements.

GENERAL CONDITIONS AND SPECIFIC
CONDITIONS SCHEDULE

GENERAL CONDITIONS AND SPECIFIC CONDITIONS SCHEDULE to Annual Review and Variation Letter dated 31 December 2010.

General Conditions and Specific Conditions:

Our General Conditions (Fifth Edition 2009) apply to the facilities as well as any applicable Specific Conditions to the facilities. Both the General Conditions and any applicable Specific Conditions are enclosed with this Annual Review and Variation Letter, unless they have been previously provided by us.

Clause 18(1) of the General Conditions is amended to read as follows:

"All payments under a transaction document must be made in the same currency as the drawing or obligation to which it relates".

ACCEPTANCE AND CUSTOMER SURETY
ACKNOWLEDGEMENT

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Acceptance of Annual Review and Variation Letter dated 31 December 2010.

We accept the variations detailed in this Annual Review and Variation Letter.

We authorise you to provide information about the customer (including creditworthiness, history, standing or capacity) to:

•	an intending guarantor, to enable that person to consider whether or not to act as guarantor, or offer property as security, for a facility or facilities in the name of the customer.

•	a person who is a guarantor, or has provided property as security, for a facility or facilities in the name of the customer.

Select whichever applies:

☐ By ticking this box, we each certify that there has been no change to the Customer’s Authorised Representatives since the date that the last completed certificate was provided to ANZ. Accordingly, we do not need to complete and provide the pro forma Authorised Representative Certificate attached to this Annual Review and Variation Letter as the previous certificate is complete and up to date.

OR

☐ We each attach an updated completed and executed Authorised Representative Certificate.

Customer Surety Acknowledgment to Annual Review and Variation Letter dated 31 December 2010.

To the extent that I have given, or will give, any securities, I acknowledge and agree that the securities given, or to be given, by me secure all my present and future obligations to ANZ, including obligations in respect of the facilities, subject to the limit (if any) set out in any such security.

By providing this Surety Acknowledgment to the facilities, I acknowledge that the provisions contained at clause 26 “Privacy” of the General Conditions apply to me.

Dated

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

CORPORATE SURETY ACKNOWLEDGMENT

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Corporate Surety Acknowledgment to Annual Review and Variation Letter dated 31 December 2010.

Each of the following sureties acknowledges and agrees that the securities given, or to be given, by us secure all present and future obligations of the customer(s) to ANZ, including obligations in respect of the facilities, subject to the limit (if any) set out in any such security.

By providing this Surety Acknowledgment to the facilities, each surety acknowledges that the provisions contained at clause 26 “Privacy” of the General Conditions apply to them.

Dated

SIGNED for and on behalf of Royalwolf NZ Acquisition Co Ltd Company Number 2115393 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royalwolf Trading New Zealand Ltd Company Number 1062072 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

CERTIFICATE OF VALUE AND LOCATION OF ASSETS

Group Name:     Royal Wolf Australia Group

	NSW	VIC	QLD	WA	SA	TAS	ACT	NT	Overseas	Total
Customer Representative to complete values (include all assets e.g. debtors, plant, land, inventory, goodwill and loans – excluding intercompany loans to other companies on this list who have given mortgage debentures)

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417	$	$	$	$	$	$	$	$	$	$
RWA Holdings Pty Ltd ACN 106 913 964	$	$	$	$	$	$	$	$	$	$
GFN Australasia Holdings Pty Ltd ACN 121 226 793	$	$	$	$	$	$	$	$	$	$
GFN Australasia Finance Pty Ltd ACN 121 227 790	$	$	$	$	$	$	$	$	$	$
Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050	$	$	$	$	$	$	$	$	$	$
Royalwolf NZ Acquisition Co Ltd	$	$	$	$	$	$	$	$	$	$
Royalwolf Trading New Zealand Ltd	$	$	$	$	$	$	$	$	$	$
RWNZ Acquisition Co. Limited	$	$	$	$	$	$	$	$	$	$
	$	$	$	$	$	$	$	$	$	$
Customer Representative to complete values (e.g. the value of the land or the value of the shares)
	$	$	$	$	$	$	$	$	$	$
Totals	$	$	$	$	$	$	$	$	$	$

Customer Representative Signature

Customer Representative Name	Greg Baker

Position of Customer Representative
(Director/Financial Controller etc)
Date_________________________________

AUTHORISED REPRESENTATIVE CERTIFICATE

 GFN Australasia Holdings Pty Ltd ACN 121 226 793 (the “Customer”)

To:	Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 31 December 2010 that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan

Greg Baker

Rakesh Chand

Tick as appropriate:

☐   One authorised representative may sign on behalf of the Customer
☐   Two authorised representatives must sign on behalf of the Customer

Dated_________________________________

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

2

 AUTHORISED REPRESENTATIVE CERTIFICATE

GFN Australasia Finance Pty Ltd ACN 121 227 790 (the “Customer”)

To:	Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 31 December 2010 that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan

Greg Baker

Rakesh Chand

Tick as appropriate:

☐   One authorised representative may sign on behalf of the Customer
☐   Two authorised representatives must sign on behalf of the Customer

Dated_________________________________

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

2

AUTHORISED REPRESENTATIVE CERTIFICATE

RWA Holdings Pty Ltd ACN 106 913 964 (the “Customer”)

To:	Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 31 December 2010 that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan

Greg Baker

Rakesh Chand

Tick as appropriate:

☐   One authorised representative may sign on behalf of the Customer
☐   Two authorised representatives must sign on behalf of the Customer

Dated_________________________________

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

2

AUTHORISED REPRESENTATIVE CERTIFICATE

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 (the “Customer”)

To:	Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 31 December 2010 that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan

Greg Baker

Rakesh Chand

Tick as appropriate:

☐   One authorised representative may sign on behalf of the Customer
☐   Two authorised representatives must sign on behalf of the Customer

Dated_________________________________

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary

2

AUTHORISED REPRESENTATIVE CERTIFICATE

Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 (the “Customer”)

To:	Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Attention:	Chris Chase

We refer to the letter dated 31 December 2010 that constitute the agreement (the "Agreement") between ANZ and the Customer.

Terms used in this certificate that are defined in the Agreement have, unless the context otherwise requires, the same meanings as in the Agreement.

We are a director and a company secretary of the Customer.

The schedule and attachments to this certificate are complete and up to date copies of:

1.	A list of the Customer’s Authorised Representatives with the signature, or a copy of the signature, of each authorised representative appearing beside their name.

We certify that the above document is complete, correct, fully in force and not subject to amendment or revocation.

For the sake of clarity and avoidance of doubt, an Authorised Representative may give ANZ notices and instructions under this agreement or any other transaction document.  However, ANZ will not accept execution of letters of offer, annual review and variation letters or variation letters by Authorised Representatives.

SCHEDULE

List of Authorised Representatives:

Name (Printed)	Position (Printed)	Signature	Date of Birth

Robert Allan

Greg Baker

Rakesh Chand

Tick as appropriate:

☐   One authorised representative may sign on behalf of the Customer
☐   Two authorised representatives must sign on behalf of the Customer

Dated_________________________________

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

Robert Allan
Signature of Director	Print name of Director

Greg Baker
Signature of Director/Secretary	Print name of Director/Secretary